Exhibit 99.2

Cardiosphere - derived cells for the treatment of Duchenne Cardiomyopathy: Six - Month Results of the Halt cardiomyopathy ProgrEssion [HOPE] - Duchenne Trial John Jefferies, MD, 1 Barry Byrne, MD, 2 Michael Taylor, MD, 1 Joao Lima, MD, 3 Bharath Venkatesh , PhD, 3 Mohammad Ostovaneh , MD, 3 Rachel Ruckdeschel Smith, PhD, 4 Konstantinos Malliaras , MD, 4 Brian Fedor , BS, 4 Jeff Rudy, BS, 4 Janice M. Pogoda , PhD, 4 Linda Marbán , PhD, 4 Deborah D. Ascheim , MD, 4 Eduardo Marbán , MD, PhD, 5* Ronald G. Victor, MD 5 1 The Heart Institute, Cincinnati Children's Hospital Medical Center, Cincinnati, OH, USA. 2 Department of Pediatrics and Molecular Genetics and Microbiology, University of Florida, Gainesville, FL, USA 3 Department of Cardiology, Johns Hopkins University, Baltimore, MD, USA. 4 Capricor Therapeutics, Los Angeles, CA, USA 5 Cedars - Sinai Heart Institute, Los Angeles, CA, USA *Presenting Author Introduction Parameter Usual Care (N=12) CAP - 1002 (N=13) All Patients (N=25) Age (years) Mean (SD) 16.9 (2.75) 18.7 (3.5) 17.8 (3.22) Race [n ( % )] White Black or African American Asian Other (White, Asian, Filipino) 10 (83.3) 1 (8.3) 0 (0.0) 1 (8.3) 11 (84.6) 1 (7.7) 1 (7.7) 0 (0.0) 21 (84.0) 2 (8.0) 1 (4.0) 1 (4.0) Ethnicity [n ( % )] Not Hispanic or Latino Hispanic or Latino 11 (91.7) 1 (8.3) 11 (84.6) 2 (15.4) 22 (88.0) 3 (12.0) DMD Genetic Analysis [n ( % )] Exon Deletion Exon Duplication Point Mutation Other : Frame Shift 5 (41.7) 5 (41.7) 1 (8.3) 1 (8.3) 12 (92.3) 1 (7.7) 0 (0.0) 0 (0.0) 17 (68.0) 6 (24.0) 1 (4.0) 1 (4.0) Wheelchair Use [(n ( % )] Never Rarely Occasionally Frequently Always 1 (8.3) 2 (16.7) 2 (16.7) 0 (0.0) 7 (58.3) 1 (7.7) 1 (7.7) 0 (0.0) 1 (7.7) 10 (76.9) 2 (8.0) 3 (12.0) 2 (8.0) 1 (4.0) 17 (68.0) Scar Size ( % ) Mean (SD) 21.39 (10.751) 17.55 (6.791) 19.39 (8.938) LV Ejection Fraction ( % ) Mean (SD) 48.39 (7.489) 49.58 (6.687) 49.01 (6.959) ACE Inhibitor 8 (66.7%) 10 (76.9%) 18 (72.0) Angiotensin II Antagonist 3 (25.0%) 2 (15.4%) 5 (20.0%) Beta Blocker 7 (58.3%) 6 (46.2%) 13 (52.0%) Aldosterone antagonist 10 (83.3%) 9 (69.2%) 19 (76.0%) Systemic Corticosteroid Deflazacort Prednisone/prednisolone Hydrocortisone 12 (100.0%) 11 (91.7%) 3 (25%) 0 (0.0%) 13 (100.0%) 9 (69.2%) 4 (30.8%) 2 (15.4%) 25 (100.0%) 20 (80%) 7 (28.0%) 2 (8.0%) Exon 51 - Skipping Therapy 0 (0.0%) 0 (0.0%) 0 (0.0%) Safety Endpoint Usual Care (N=12) CAP - 1002 (N=13) Peri - procedural TIMI grade flow 0 - 2 0 0 Peri - procedural unexpected death 0 0 Peri - procedural MACE 0 0 Sudden unexpected death 0 0 MACE 0 0 CV Hospitalization 0 0 Ventricular Tachycardia ≥ 30 seconds 0 0 Cardiac biomarker elevation 1 2 13 DSA, MFI ≥ 1000 0 1 DSA, MFI ≥ 5000 0 0 1 Peri - procedural cTn elevations : n= 13 (all had CKMB > 5 x ULN and 8 had cTn > 2 x ULN pre infusion) ; On - study cTn elevation : CAP - 1002 n= 2 and Usual Care n= 2 [ cTn elevation : > 5 x composite 99 th percentile ( 0 . 03 pg /mL) or ≥ 20 % of elevated baseline] Scar % of Myocardial Mass Usual Care (N=11) CAP - 1002 (N=13) n Mean (SD) Median (min, max) n Mean (SD) Median (min, max) p - value Observed Baseline Month 6 11 11 21.58 (8.45) 21.06 (7.20) 22.30 (10.13, 34.32) 21.39 (10.38, 31.08) 13 13 18.62 (9.72) 17.52 (8.84) 15.25 (7.73, 33.42) 14.15 (6.58, 29.27) 0.4386 - ∆ from Baseline Month 6 11 - 0.53 (2.86) 0.25 ( - 6.71, 2.88) 13 - 1.11 (1.63) - 1.150 ( - 4.53, 1.22) 0.0911% ∆ from Baseline Month 6 11 - 0.23 (11.48) 1.82 ( - 23.9, 14.2) 13 - 5.09 (8.48) - 4.78 ( - 14.9, 14.0) 0.0932 Parameter 1 Usual Care (N=12) CAP - 1002 (N=13) Any Treatment - Emergent Adverse Event (TEAE) 10 (83%) 11 (85%) Severe TEAE 2 (17%) 1 (8%) Serious Adverse Events (SAE) 1 (8%) 3 (23%) Any drug - related TEAE n/a 8 (62%) Any procedure - related TEAE n/a 7 (54%) Discontinuation due to TEAE 0 (0%) 0 (0%) Deaths 0 (0%) 0 (0%) The majority of TEAEs were rated as mild or moderate. The most common TEAEs were atrial fibrillation (20%) and nasoharyngitis (16%). All AF episodes were asymptomatic, self - limited, and occurred only during the infusion procedure. % change from Baseline PUL Usual Care (N=11) CAP - 1002 (N=13) n Mean (SD) Median (min, max) n Mean (SD) Median (min, max) p - value Shoulder Week 6 Month 3 Month 6 5 6 6 2.57 (25.998) 3.69 (27.959) 8.45 (33.168) 0.00 ( - 30.0, 42.9) 0.00 ( - 25.0, 57.1) 0.00 ( - 14.3, 75.0) 3 3 3 - 0.93 (23.625) - 12.04 (12.526) - 17.36 (16.710) 0.00 ( - 25.0, 22.2) - 11.11 ( - 25.0, 0.0) - 18.75 ( - 33.3, 0.0) 0.9021 0.5237 0.2474 Middle Week 6 Month 3 Month 6 9 10 11 - 2.36 (5.045) 2.64 (11.140) - 6.60 (20.739) - 2.94 ( - 8.7, 7.7) 0.00 ( - 10.3, 28.6) - 2.94 ( - 56.5, 28.6) 12 12 12 22.74 (36.045) 25.31 (48.172) 3.11 (32.761) 2.94 ( - 26.7, 100.0) 0.00 ( - 26.7, 144.4) - 4.69 ( - 33.3, 80.0) 0.3861 0.3496 0.9149 Distal Week 6 Month 3 Month 6 9 10 11 - 0.22 (7.878) 2.10 (7.503) 0.96 (4.533) 0.00 ( - 13.0, 15.0) 0.00 ( - 8.3, 20.0) 0.00 ( - 4.3, 10.0) 13 13 13 2.77 (9.188) 2.39 (9.563) - 3.19 (19.811) 0.00 ( - 12.5, 29.4) 0.00 ( - 4.5, 29.4) 0.00 ( - 66.7, 15.0) 0.5421 0.9807 0.3433 Overall Week 6 Month 3 Month 6 5 6 6 - 1.43 (6.303) 0.73 (3.908) 0.65 (3.648) 0.00 ( - 11.9, 4.8) 0.00 ( - 3.6, 7.9) 0.00 ( - 3.2, 7.1) 3 3 3 - 0.79 (4.419) - 2.38 (2.862) - 5.62 (6.473) 0.00 ( - 5.6, 3.2) - 1.59 ( - 5.6, 0.0) - 4.17 ( - 12.7, 0.0) 0.8618 0.3904 0.0882 Middle + Distal Week 6 Month 3 Month 6 9 10 11 - 1.66 (3.704) 0.82 (3.672) - 3.90 (9.527) 0.00 ( - 8.8, 2.2) 0.88 ( - 5.9, 6.7) - 1.75 ( - 30.4, 3.2) 12 12 12 8.78 (14.968) 8.91 (15.361) 0.90 (8.698) 1.28 ( - 9.1, 34.5) 0.00 ( - 2.9, 40.9) 0.00 ( - 9.3, 182.) 0.2192 0.3178 0.8671 Increasing scores indicate improvement . Longitudinal random effects model with baseline as a covariate for time points other than baseline . Change from Baseline Usual Care (N=11) CAP - 1002 (N=13) n Mean (SD) Median (min, max) n Mean (SD) Median (min, max) p - value Upper Extremity and Physical Function Week 6 Month 3 Month 6 10 10 10 - 3.2 (7.02) - 0.8 (19.56) - 7.4 (11.99) 0.0 ( - 16, 9) 0.0 ( - 25, 42) 0.0 ( - 33, 0) 13 13 13 0.6 (14.69) 1.2 (15.28) - 6.4 (17.90) 0.0 ( - 17, 33) 0.0 ( - 24, 25) - 8.0 ( - 34, 25) 0.7317 0.8947 0.9845 Transfer and Basic Mobility Week 6 Month 3 Month 6 10 10 10 7.5 (52.70) - 24.0 (23.28) - 12.8 (18.55) 0.0 ( - 49, 150) - 24.0 ( - 69, 5) - 10.5 ( - 59, 7) 13 13 13 0.1 (16.04) - 1.8 (13.34) - 9.3 (13.73) 3.0 ( - 37, 26) 0.0 ( - 30, 21) - 7.0 ( - 38, 7) 0.4864 0.7811 0.3466 Sports/Physical Functioning Week 6 Month 3 Month 6 10 10 10 7.2 (30.10) - 9.4 (9.80) - 9.1 (9.93) 0.0 ( - 21, 88) - 6.5 ( - 25, 0) - 5.0 ( - 33, 0) 13 13 13 - 2.2 (7.53) - 1.5 (4.88) - 2.5 (7.01) - 3.0 ( - 13, 9) - 3.0 ( - 8, 9) - 4.0 ( - 11, 11) 0.1496 0.7232 0.6079 Pain/Comfort Week 6 Month 3 Month 6 10 10 10 - 1.5 (9.85) - 4.7 (8.53) 3.7 (9.74) 0.0 ( - 19, 15) - 3.5 ( - 22, 6) 1.0 ( - 9, 23) 13 13 13 - 1.2 (6.73) 0.3 (10.18) 0.5 (7.52) 0.0 ( - 11, 11) 0.0 ( - 23, 16) 0.0 ( - 11, 21) 0.9051 0.2058 0.3423 Happiness Week 6 Month 3 Month 6 10 10 10 6.1 (19.17) 3.4 (22.89) 2.6 (20.29) 3.5 ( - 20, 47) 0.0 ( - 27, 54) 3.0 ( - 28, 47) 13 13 13 5.2 (39.65) 7.8 (38.29) 2.9 (41.91) 0.0 ( - 33, 128) 0.0 ( - 33, 128) 0.0 ( - 48, 128) 0.6224 0.5830 0.3434 Global Function Week 6 Month 3 Month 6 10 10 10 2.8 (14.23) - 10.0 (10.10) - 4.3 (5.31) - 1.0 ( - 7, 42) - 8.0 ( - 31, 7) - 5.0 ( - 12, 5) 13 13 13 - 1.5 (7.25) - 0.3 (6.32) - 3.1 (5.82) - 3.0 ( - 13, 14) - 2.0 ( - 11, 13) - 4.0 ( - 14, 6) 0.0900 0.0341 0.8559 % Change from Baseline Usual Care (N=11) CAP - 1002 (N=13) n Mean (SD) Median (min, max) n Mean (SD) Median (min, max) p - value Daily Activities Week 6 Month 3 Month 6 10 10 10 - 3.37 (15.477) 1.10 (15.904) - 2.58 (11.983) - 6.70 ( - 33.3, 18.8) 0.00 ( - 23.1, 33.3) 0.00 ( - 25.0, 16.7) 13 13 13 18.80 (72.428) 22.59 (75.858) 32.61 (90.712) 0.00 ( - 69.2, 233.3) 6.25 ( - 69.2, 233.3) 6.25 ( - 69.2, 300.0) 0.8584 0.7445 0.8140 Treatment Barriers Week 6 Month 3 Month 6 10 10 10 4.71 (13.739) - 2.28 (21.043) - 1.22 (24.690) 6.61 ( - 14.3, 33.3) 0.00 ( - 38.5, 33.3) 0.00 ( - 50.0, 33.3) 13 13 13 12.28 (72.405) 5.57 (49.711) 11.14 (62.357) - 7.75 ( - 28.6, 250.0) 0.00 ( - 66.7, 150.0) 0.00 ( - 83.3, 200.0) 0.1117 0.0790 0.1342 Worry Week 6 Month 3 Month 6 10 10 10 - 5.02 (13.082) - 9.06 (12.661) - 19.73 (24.985) 0.00 ( - 33.3, 6.7) - 4.90 ( - 31.8, 4.5) - 9.16 ( - 72.3, 0.0) 13 13 13 8.44 (46.203) 1.92 (26.116) 12.09 (39.520) - 4.20 ( - 37.5, 150.0) - 4.80 ( - 31.3, 66.8) 0.00 ( - 31.3, 116.8) 0.7259 0.9905 0.0884 Communication Week 6 Month 3 Month 6 10 10 10 - 10.12 (35.374) - 7.22 (35.464) - 22.19 (37.850) 0.00 ( - 100.0, 37.5) 0.00 ( - 100.0, 24.9) - 5.53 ( - 100.0, 9.1) 13 13 13 33.47 (82.091) 13.13 (18.027) 22.05 (48.803) 0.00 ( - 9.2, 300.0) 9.05 ( - 12.6, 49.9) 0.00 ( - 25.0, 166.8) 0.1386 0.6700 0.0891 Total Summary Week 6 Month 3 Month 6 10 10 10 - 3.20 (9.945) - 5.11 (13.421) - 12.85 (14.031) 0.00 ( - 27.3, 4.5) - 4.76 ( - 35.4, 15.9) - 10.09 ( - 36.3, 3.0) 13 13 13 13.99 (62.532) 6.94 (35.392) 14.88 (52.709) - 6.60 ( - 18.5, 218.9) 0.00 ( - 31.5, 112.6) 0.00 ( - 40.8, 181.5) 0.6659 0.3769 0.8791 • HOPE - Duchenne (Halt cardiomyopathy ProgrEssion in Duchenne, NCT 02485938 ) is a randomized, open - label trial to test safety and explore efficacy of a single dose of intracoronary CAP - 1002 in DMD cardiomyopathy . • CAP - 1002 is a cell - based therapeutic comprised of allogeneic cardiosphere - derived cells (CDCs) with immunomodulatory, anti - fibrotic, and regenerative properties . • In the mdx mouse DMD model, intramyocardial CDCs improve cardiac function, but also act systemically via secretion of exosomes to increase exercise capacity, and ultimately improve long - term survival . Methods • Cardiac magnetic resonance imaging (MRI) and Performance of the Upper Limb (PUL) tests were used to assess efficacy in this population with advanced myopathy . Results • Twenty - five males who met all eligibility criteria (age ≥ 12 ; myocardial scar in ≥ 4 left ventricular segments by MRI and EF> 35% ; systemic corticosteroid regimen ≥ 6 months) were randomized 1 : 1 to either CAP - 1002 (n= 13 ) or control (n= 12 ) . • Both groups received standard medical care . • Mean age of enrolled subjects was 18 years, and 68 % were wheelchair - dependent . Fig . 1 Trial profile . Summary of patient disposition in the 6 - month interim analysis Fig . 2 Change in myocardial scar by LGE MRI . A) Short - axis images at end - diastole at baseline (left) and 6 months (right) from a patient treated with CAP - 1002 (top row) and from a patient receiving usual care (bottom row) . B) Relative change in myocardial scar (expressed as a percent of LV mass) from baseline to 6 months is shown for usual care (blue) and CAP - 1002 treated (red) patients . Conclusions • Data indicate that CAP - 1002 is safe and well - tolerated ; • Clinical results consistent with preclinical data that illustrate bioactivity of CAP - 1002 on both cardiac and skeletal muscle in DMD ; • Exploratory efficacy analyses support potential benefit of CAP - 1002 for patients with advanced DMD ; • Repeat administration of CAP - 1002 may lead to longer - lasting, potentially cumulative benefits Patient Enrollment Demographics, Baseline Characteristics, and Safety Cardiac Assessment Assessments of Upper Limb Performance Quality of Life Table 1. Demographics and baseline characteristics Table 2. Safety Outcome Measures Table 3. Safety & Tolerability Table 4. Change in global myocardial scar by LGE MRI Fig . 3 Changes in LVEF and cardiac volumes by MRI . Relative change from baseline in A) LVEF, B) LVESV, and C) LVEDV is displayed for usual care (blue) and CAP - 1002 - treated (red) subjects . Fig . 4 Change in regional myocardial function by MRI . Relative change from baseline in LV systolic wall thickening in the A) inferior, B) anterior, C) lateral, and D) septal regions is displayed for usual care (blue) and CAP - 1002 - treated (red) subjects . Fig . 5 Change in skeletal muscle function . Relative changes in PUL middle + distal dimensions from baseline to six weeks, three months, and six months is shown for usual care (blue) and CAP - 1002 - treated (red) patients in the mITT population . Fig . 6 Percent of subjects with improvements in skeletal muscle function . Percent responders (defined post hoc as patients with ≥ 10 % or maximum possible improvement in middle - plus - distal PUL) from baseline to six weeks, three months, and six months for usual care (blue) and CAP - 1002 - treated (red) patients . Table 5. Summary of PUL scores Table 6. Change in patient - reported PODCI parameters Table 7. Change in patient - reported PedsQL parameters Usual Care SAE Related to treatment? Femoral fracture No CAP - 1002 SAE Related to procedure? Related to product? Urinary tract infection No No Fever and confusion Uncertain Uncertain Ventricular fibrillation Yes No